Exhibit 99.1

For Immediate Release Contact: Gary J. Fuges, CFA ValueClick, Inc. 1.818.575.4677
VALUECLICK ANNOUNCES SECOND QUARTER 2012 RESULTS

Revenue & Profitability Exceed High-End of Guidance Ranges

Westlake Village, CA - August 2, 2012 - ValueClick, Inc. (Nasdaq: VCLK) today reported financial results for the second quarter ended June 30, 2012. Revenue, adjusted-EBITDA1 and earnings per share metrics all exceeded the high-end of previously-issued guidance ranges.

Financial highlights from the quarter include:

•	Revenue of $161.0 million, up 29 percent from the second quarter of 2011 (Q2 2011);

•	Adjusted-EBITDA of $49.5 million, up 33 percent from Q2 2011;

•	Adjusted-EBITDA margin of 30.7 percent versus 29.6 percent in Q2 2011;

•	Non-GAAP net income[2] of $0.37 per diluted share versus $0.28 in Q2 2011;

•	GAAP net income of $0.25 per diluted share versus $0.21 in Q2 2011; and

•	$88.2 million in cash and $172.5 million in debt as of June 30, 2012.

Additional highlights include:

•	The repurchase of 5.9 million shares of the Company's outstanding common stock in Q2 2012 and a $100 million increased authorization of the share repurchase program;

•	A $50 million increase in the Company's credit facility; and

•	The consolidation of the Mediaplex technology business into the Media segment, resulting in three segments: Media, Affiliate Marketing, and Owned & Operated.

"We delivered another quarter of strong financial results, while further leveraging our unique data, traffic and services capabilities to become a more strategic partner for our clients," said James R. Zarley, chief executive officer of ValueClick. "As illustrated in our share repurchase activity, we remain confident in our ability to become the partner of choice for the largest, most sophisticated digital advertisers and capitalize on the growth opportunities in our industry."

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1Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income before interest, income taxes, depreciation, amortization, and stock-based compensation expenses. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

2 Non-GAAP net income excludes stock-based compensation and amortization of intangible assets. Please see the attached schedule for a reconciliation of GAAP net income to non-GAAP diluted net income per common share.

Share Repurchase and Credit Facility Update
During the second quarter, ValueClick repurchased approximately 5.9 million shares of the Company's outstanding common stock for approximately $99.5 million. On June 28, ValueClick's board of directors authorized a $100 million increase to the program, such that $100.5 million of the Company's capital may be used to repurchase shares of the Company's common stock going forward. ValueClick anticipates funding the program through free cash flow generation and its credit facility.

On June 28, ValueClick announced a $50 million increase in the amount available under its credit facility. The Company's total credit facility now consists of: 1) a $200 million revolver (previously $150 million) with an outstanding balance of $130 million as of June 30, 2012; and 2) a term loan with an outstanding balance as of June 30, 2012 of $42.5 million.

New Segment Reporting Structure
Starting with Q2 2012 results, ValueClick will report three segments: Media, which now includes the Mediaplex technology businesses; Affiliate Marketing; and Owned & Operated. The decision to consolidate Mediaplex into the Media segment is being driven by increased revenue synergies between Mediaplex's advertiser base and Media's display offerings.

"Given our early success with capturing incremental display budgets from Mediaplex's great roster of direct advertisers, it makes sense to fast-track the consolidation of these two segments," said John Giuliani, chief operating officer of ValueClick. "It's great to see some early success from our strategy of providing an integrated offering to our advertisers."

A trended schedule of ValueClick's new reporting segment results is available under the "Featured Presentations" section of ValueClick's investor relations page at http://ir.valueclick.com.

Business Outlook
Today, ValueClick is providing guidance for the third and fourth quarters of 2012:

	Q3 Guidance	Q4 Guidance
Revenue	$164-$169 million	$200-$210 million
Adjusted-EBITDA	$49-$51 million	$68-$72 million
Mid-Point Adjusted-EBITDA Margin	30.0%	34.1%
Non-GAAP diluted net income per common share	$0.36-$0.37	$0.52-0.53
Impact of stock-based compensation and amortization of intangibles, net of tax	$(0.12)	$(0.10)
GAAP diluted net income per common share	$0.24-$0.25	$0.42-$0.43

The consolidated revenue guidance ranges are based on the following segment-level assumptions for revenue growth rates expressed as a percentage increase from third and fourth quarter 2011 reported revenue levels:

●	Affiliate Marketing:	Q3 and Q4: up high single-digits
●	Media:	Q3: up over 50 percent on a reported basis, up low/mid twenties on a pro forma basis*; Q4: up mid twenties
●	Owned & Operated:	Q3 and Q4: down mid teens

* The financial results of Dotomi were included in ValueClick's reported Q3 2011 financial results as of its August 31, 2011 acquisition date. In the two months of Q3 2011 prior to its acquisition, Dotomi generated revenue of $15.6 million.

Third and fourth quarter 2012 guidance assumes: stock-based compensation of $6.0 million and $5.0 million; amortization of intangible assets of $8.3 million and $6.5 million ($2.5 million of which in each quarter will be classified in Cost of revenue); net interest and other income of zero; a 39 percent effective tax rate; and 78 million diluted shares outstanding.

Conference Call Today at 4:30 p.m. ET
Jim Zarley, chief executive officer, John Giuliani, chief operating officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick's financial performance for the second quarter during a conference call and webcast on August 2 at 4:30 p.m. ET. Investors and analysts may obtain the dial-in information through StreetEvents (www.streetevents.com). The live webcast of the conference call will be available on the Investor Relations section of www.valueclick.com. A replay of the conference call will be available through May 9 at (888) 203-1112 and (719) 457-0820 (pass code: 3346413). An archive of the webcast will also be available through August 9.

About ValueClick
ValueClick, Inc. (Nasdaq: VCLK) is one of the world's largest digital marketing companies. Through a unique combination of data, technology and services, ValueClick increases brand awareness and drives customer acquisition at scale for the world's largest advertisers, and maximizes advertising revenue for tens of thousands of online and mobile publishers. ValueClick's brands include Commission Junction, ValueClick Media, Dotomi, Greystripe, Mediaplex, Smarter.com, CouponMountain.com, Investopedia.com, and PriceRunner. The Company is based in Westlake Village, California, and has offices in major advertising markets worldwide. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, the risk that legislation and governmental regulation could negatively impact the Company's performance, the effects of recent acquisitions on ValueClick's financial results, the potential inability to successfully operate or integrate Dotomi's business, including the potential inability to retain customers, key employees or vendors. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on February 29, 2012; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2012	2011
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$88,156	$116,676
Accounts receivable, net	118,755	129,076
Other current assets	31,530	25,181
Total current assets	238,441	270,933

Note receivable, less current portion	28,650	29,700
Property and equipment, net	26,145	19,952
Goodwill	433,850	437,033
Intangible assets, net	96,258	114,007
Other assets	11,649	9,086
TOTAL ASSETS	$834,993	$880,711

LIABILITIES AND STOCKHOLDERS' EQUITY
Borrowings under credit facility, current	$10,000	$10,000
Other current liabilities	118,120	125,616
Borrowings under credit facility, less current portion	162,500	157,500
Other non-current liabilities	23,772	24,202
Total liabilities	314,392	317,318
Total stockholders' equity	520,601	563,393
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$834,993	$880,711

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period		Six-month Period
	Ended June 30,		Ended June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Revenue	$160,982	$125,062	$313,834	$241,573
Cost of revenue	64,880	56,450	123,841	108,424
Gross profit	96,102	68,612	189,993	133,149
Operating expenses:
Sales and marketing (Note 1)	20,879	14,274	42,059	26,906
General and administrative (Note 1)	19,887	13,562	39,770	26,085
Technology (Note 1)	16,914	10,853	33,005	21,019
Amortization of intangible assets acquired in business combinations	6,321	3,389	12,645	6,097
Total operating expenses	64,001	42,078	127,479	80,107
Income from operations	32,101	26,534	62,514	53,042
Interest and other income, net	1,497	657	1,726	1,065
Income before income taxes	33,598	27,191	64,240	54,107
Income tax expense	13,262	10,210	22,333	20,264
Net income	$20,336	$16,981	$41,907	$33,843

Basic net income per common share	$0.26	$0.22	$0.53	$0.42
Diluted net income per common share	$0.25	$0.21	$0.52	$0.42
Weighted-average shares used to compute basic net income per common share	78,720	78,981	79,529	79,829
Weighted-average shares used to compute diluted net income per common share	80,336	80,059	81,221	80,847

Note 1 - Includes stock-based compensation as follows:
	Three-month Period		Six-month Period
	Ended June 30,		Ended June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Sales and marketing	$942	$533	$2,596	$819
General and administrative	3,220	1,676	6,246	3,089
Technology	1,586	405	2,992	623
Total stock-based compensation	$5,748	$2,614	$11,834	$4,531

VALUECLICK, INC.
RECONCILIATION OF NET INCOME TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period		Six-month Period
	Ended June 30,		Ended June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Net income	$20,336	$16,981	$41,907	$33,843
Interest and other income, net	(1,497)	(657)	(1,726)	(1,065)
Provision for income tax	13,262	10,210	22,333	20,264
Amortization of acquired intangible assets included in cost of revenue	2,492	2,758	4,985	4,938
Amortization of acquired intangible assets included in operating expenses	6,321	3,389	12,645	6,097
Depreciation and leasehold amortization	2,803	1,762	5,433	3,516
Stock-based compensation	5,748	2,614	11,834	4,531
Adjusted-EBITDA	$49,465	$37,057	$97,411	$72,124

Note 1 - “Adjusted-EBITDA” (GAAP net income before interest, income taxes, depreciation, amortization, and stock-based compensation) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in income from interest on the Company's cash and cash equivalents, note receivable and borrowings, and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company's business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company's business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP DILUTED NET INCOME PER COMMON SHARE (Note 1)
(In thousands)

	Three-month Period		Six-month Period
	Ended June 30,		Ended June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Net income	$20,336	$16,981	$41,907	$33,843
Stock-based compensation	5,748	2,614	11,834	4,531
Amortization of acquired intangible assets included in cost of revenue	2,492	2,758	4,985	4,938
Amortization of acquired intangible assets included in operating expenses	6,321	3,389	12,645	6,097
Tax impact of above items	(5,015)	(3,349)	(10,265)	(6,075)
Non-GAAP net income	$29,882	$22,393	$61,106	$43,334
Non-GAAP diluted net income per common share	$0.37	$0.28	$0.75	$0.54
Weighted-average shares used to compute non-GAAP diluted net income per common share	80,336	80,059	81,221	80,847

Note 1 - “Non-GAAP diluted net income per common share” (GAAP diluted net income per common share before the impact of stock-based compensation and amortization of intangibles) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company's performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company's business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company's business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three-month Period		Six-month Period
	Ended June 30,		Ended June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Affiliate Marketing:
Revenue	$33,605	$32,616	$70,712	$67,090
Cost of revenue	4,200	4,314	8,376	8,638
Gross profit	29,405	28,302	62,336	58,452
Operating expenses	9,711	9,186	19,704	18,847
Segment income from operations	$19,694	$19,116	$42,632	$39,605

Media:
Revenue	$91,088	$52,008	$171,837	$96,233
Cost of revenue	36,888	23,907	67,491	44,482
Gross profit	54,200	28,101	104,346	51,751
Operating expenses	29,079	14,363	56,821	26,036
Segment income from operations	$25,121	$13,738	$47,525	$25,715

Owned & Operated Websites:
Revenue	$36,398	$40,554	$71,493	$78,501
Cost of revenue	21,349	25,548	43,082	50,540
Gross profit	15,049	15,006	28,411	27,961
Operating expenses	6,361	6,111	12,821	12,019
Segment income from operations	$8,688	$8,895	$15,590	$15,942

Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$53,503	$41,749	$105,747	$81,262
Corporate expenses	(6,841)	(6,454)	(13,769)	(12,654)
Stock-based compensation	(5,748)	(2,614)	(11,834)	(4,531)
Amortization of acquired intangible assets included in cost of revenue	(2,492)	(2,758)	(4,985)	(4,938)
Amortization of acquired intangible assets included in operating expenses	(6,321)	(3,389)	(12,645)	(6,097)
Consolidated income from operations	$32,101	$26,534	$62,514	$53,042

Reconciliation of segment revenue to consolidated revenue:
Affiliate Marketing	$33,605	$32,616	$70,712	$67,090
Media	91,088	52,008	171,837	96,233
Owned & Operated Websites	36,398	40,554	71,493	78,501
Inter-segment eliminations	(109)	(116)	(208)	(251)
Consolidated revenue	$160,982	$125,062	$313,834	$241,573